For Immediate Release

Contact:                Investor Relations
Owens Realty Mortgage, Inc.
www.owensmortgage.com
(925) 239-7001

Owens Realty Mortgage, Inc. Stockholders Approve Merger with Ready Capital Corporation

WALNUT CREEK, CA. – March 21, 2019 – Owens Realty Mortgage, Inc. (the “Company” or “ORM”) (NYSE American: ORM) announced that at the special meeting of stockholders held today, its stockholders approved the merger transaction in which ORM will merge with and into ReadyCap Merger Sub, LLC (“Merger Sub”), a wholly owned subsidiary of  Ready Capital Corporation (NYSE: RC) (“Ready Capital”), pursuant to the previously announced merger agreement among ORM, Merger Sub and Ready Capital. At the special meeting, approximately 68.44% of the outstanding shares of ORM common stock were voted, with approximately 97.55% of the votes cast in favor of the ORM merger proposal and approximately 97.17% of the votes cast in favor of terminating the management agreement between ORM and Owens Financial Group, Inc., which is required to complete the merger.
The merger is expected to close on March 29, 2019, subject to customary closing conditions.  As a result of the merger, among other things, each share of ORM common stock outstanding at the effective time of the merger will be converted into the right to receive from Ready Capital 1.441 newly issued shares of Ready Capital common stock.  ORM common stock is expected to be suspended from trading on the NYSE American before the open of trading on March 29, 2019.  Ready Capital common stock will continue to trade on the New York Stock Exchange under the existing ticker symbol “RC”.
About Owens Realty Mortgage, Inc.

Owens Realty Mortgage, Inc., a Maryland corporation, is a specialty finance mortgage company organized to qualify as a real estate investment trust ("REIT") that focuses on the origination, investment, and management of commercial real estate mortgage loans. ORM provides customized, short-term acquisition and transition capital to small balance and middle-market investors that require speed and flexibility. ORM's primary objective is to provide investors with attractive current income and long-term shareholder value. Owens Realty Mortgage, Inc. is headquartered in Walnut Creek, California, and is externally managed and advised by Owens Financial Group, Inc.
Forward-Looking Statements
This press release may contain “forward-looking statements”. Such statements are subject to numerous assumptions, risks, and uncertainties. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that ORM expects, believes or anticipates will or may occur in the future are forward-looking statements.  Words such as “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “create,” “estimate,” “plan,” “continue,” “intend,” “could,” “foresee,” “should,” “may,” “will,” “guidance,” “look,” “outlook,” “goal,” “future,” “assume,” “forecast,” “build,” “focus,” “work,” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. ORM’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although ORM believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, ORM can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication, including, among others, risks related to the merger. All such factors are difficult to predict and are beyond the control of ORM, including those detailed in ORM’s annual reports on Form 10-K, quarterly reports on Form 10-Q and periodic reports on Form 8-K that are available on ORM’s website at www.owensmortgage.com and on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov, and those detailed in the section entitled “Risk Factors” in the joint proxy statement/prospectus relating to the merger filed with the SEC on February 15, 2019.

Each of the forward-looking statements of ORM are based on assumptions that ORM believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and ORM does not undertake to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.